UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

SPHERE ENTERTAINMENT CO.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on October 15, 2024, Sphere Entertainment Co. (the “Company”) and the Department of Culture and Tourism – Abu Dhabi (“DCT”) announced that, subject to definitive documentation, they would work together to bring the world’s second SphereTM venue to Abu Dhabi, United Arab Emirates (“Sphere Abu Dhabi”). On July 25, 2025, Sphere Entertainment Group, LLC (“Sphere Entertainment Group”), a wholly-owned subsidiary of the Company, and DCT finalized and entered into a Franchise Agreement, a Joint Development and Partnership Agreement and a Pre-Opening Services Agreement (collectively, the “Agreements”) relating to the construction, development and operation of Sphere Abu DhabiTM.

Pursuant to the terms of the Franchise Agreement, Sphere Entertainment Group granted DCT the exclusive right to build and operate Sphere Abu Dhabi. Subject to the terms of the Franchise Agreement, DCT also has the exclusive right to build and operate additional Sphere venues in the geographic region spanning the Middle East and North Africa (the “Exclusive Region”) for a period of at least 10 years after the opening date of Sphere Abu Dhabi, on terms and conditions to be negotiated in good faith and mutually agreed by Sphere Entertainment Group and DCT.

Sphere Entertainment Group has also granted DCT licenses for the relevant technology, patents, trademarks, The Sphere ExperienceTM content and other ancillary content for the development and operation of Sphere Abu Dhabi. DCT’s use of Sphere Entertainment Group’s intellectual property is subject to customary guidelines, restrictions and approvals, as well as quality control procedures.

In consideration for the grants of the franchise rights and licenses described above, DCT has agreed to pay Sphere Entertainment Group a franchise initiation fee and royalties for the use of Sphere Entertainment Group’s intellectual property (including The Sphere Experience content and other creative content), in each case, in accordance with the terms of the Franchise Agreement. A portion of the franchise initiation fee was previously paid to Sphere Entertainment Group and an additional portion of the franchise initiation fee will be paid to Sphere Entertainment Group in connection with the execution of the Agreements. The remainder of the franchise initiation fee will be paid in a series of installments in connection with the achievement of specified milestones prior to the opening date of Sphere Abu Dhabi. The royalties will be payable in quarterly installments from and after the opening date of Sphere Abu Dhabi. The intellectual property royalty will be an annual fee based on a specified percentage of Sphere Abu Dhabi’s total revenues (other than total ticket sales for The Sphere Experience content licensed to DCT by Sphere Entertainment Group) for that year, subject to a specified minimum annual payment. The Sphere Experience content royalty will be an annual fee based on a specified percentage of total ticket sales for The Sphere Experience content licensed to DCT by Sphere Entertainment Group for that year, subject to a specified minimum annual payment. The royalty for ancillary content will be based on an initial annual fee that is increased by a fixed percentage annually. The Franchise Agreement has an initial term of 25 years from the opening of Sphere Abu Dhabi, with up to two 10-year renewal terms at DCT’s option.

Pursuant to the terms of the Pre-Opening Services Agreement, Sphere Entertainment Group will also receive fees in connection with the provision of pre-construction and construction related services to DCT. In addition, prior to the opening of Sphere Abu Dhabi, Sphere Entertainment Group and DCT expect to enter into an Operational Services Agreement, pursuant to which Sphere Entertainment Group will provide to be agreed upon operational services to DCT following the opening of Sphere Abu Dhabi.

The Agreements also contain customary terms and conditions, including termination rights and indemnification and limitation of liability provisions.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the anticipated progress towards completion of Sphere Abu Dhabi, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Actual results may differ materially from those referred to in the forward-looking statements due to a number of important factors, including, without limitation, the failure to obtain governmental and regulatory approvals required for the construction and development of Sphere Abu Dhabi or other Sphere venues in the Exclusive Region; unexpected costs, liabilities or delays in connection with or with respect to the development, construction and operation of Sphere Abu Dhabi or other Sphere venues in the Exclusive Region, including but not limited to changes due to general economic, political and business conditions; potential legal proceedings relating to Sphere Abu Dhabi or other Sphere venues in the Exclusive Region and the outcome of any such legal proceeding; and other risks relating to the performance of the Agreements, including the risk that the potential benefits of the Agreements are not obtained within the expected time period or at all. Additional factors that may affect the Company’s future results are identified in the Company’s most recently filed Transition Report on Form 10-KT, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2025

SPHERE ENTERTAINMENT CO. (Registrant)

By:	/s/ Mark C. Cresitello
	Name:	Mark C. Cresitello
	Title:	Senior Vice President, Deputy General Counsel and Secretary